UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2016

AUDIOEYE, INC.

DELAWARE	333-177463	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Earlier this month Executive Chairman Dr. Carr Bettis acquired 750,000 shares of AudioEye in a private transaction. The shares were acquired via CSB IV US Holdings, LLC, an entity managed by Dr. Bettis and owned by his family. In addition, independent director, E.W. (Sandy) Purcell acquired 750,000 shares of AudioEye in a private transaction. All shares were acquired at $0.12 per share.

Item 8.01	Other Events

On March 22, 2016, the Company issued a press release with respect to a business update.

Item 9.01	Exhibits

Exhibit 99.1   Press Release dated March 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2016	AUDIOEYE, INC.

	By:	/s/ TODD BANKOFIER
Todd Bankofier, Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated March 22, 2016.